Exhibit Number 10.1


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                             SUBSCRIPTION AGREEMENT
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                              _______________, 2006






Board of Directors
Global Enterprises (Nevada), Inc.
1244 Main Street
Linfield, Pennsylvania 19468

Gentlemen and lady:

     In connection with your offer and my purchase of _______ shares of common stock, as described in the Prospectus to which this Subscription Agreement is attached, of Global Enterprises (Nevada), Inc., a Nevada corporation, at a subscription price of $2.00 per share (for an aggregate purchase price payable by me of $_____.00), I hereby represent, warrant, covenant and agree with you that at the time of such offer and purchase and as of the date of this Subscription Agreement:

     1. I am over the age of twenty-one years.

     2. I represent and warrant that I am a resident of the state in which this offer is made insofar as I occupy a dwelling within the state and I intend to remain within the state for an indefinite period of time. Further, if I am not a resident of the state in which the offer is made, then I represent and warrant that I am not a resident of any other state or possession of the United States.

     3. I have received the Prospectus of Global Enterprises (Nevada), delivery of which by you to me has preceded the closing under this Subscription Agreement and my purchase of the shares.

     The subscription made by this Subscription Agreement is subject to acceptance by Global Enterprises (Nevada) in its sole discretion; which acceptance shall be evidenced by Global Enterprises (Nevada)'s signing and delivering to me at the address set forth on the signature page hereof of a fully-executed counterpart of this Subscription Agreement. In the event that Global Enterprises (Nevada) shall reject my subscription, the purchase price for the shares shall be refunded promptly to me without interest or deduction.

                                              Very truly yours,

Individuals execute below:                   Corporations, partnerships, trusts
entities execute below:                      and other



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Name (please type or print)                Name (please type or print)



____________________________________       By:_________________________________
    (Signature)                                (Signature of authorized officer,
                                                     partner or trustee)



____________________________________      Attest:_______________________________
Name (please type  or print)                              (Signature)



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      (Signature)                                      (Address)



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      (Address)                                        (Address)



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      (Home Telephone)                         (Tax Identification Number)





Attached to and incorporated in that certain Subscription Agreement attached to that certain Prospectus of Global Enterprises (Nevada), Inc.

Individuals execute below:



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        (Office Telephone)



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               (Social Security Number)


ACCEPTED this ___ day of ____________, 2006.

                                           GLOBAL ENTERPRISES (NEVADA), INC.


                                           By: _________________________________
                                               Mr. David R. Stith, President

                                           ATTEST:



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                                                          (Signature)




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